Exhibit 10.31

EXECUTION VERSION

Certain identified information marked with “[***]” has been omitted from this document because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

SECURITY AGREEMENT SUPPLEMENT

February 6, 2020

TCW Asset Management Company LLC, as Agent
1251 Avenue of the Americas, Suite 4700
New York, New York 10020

Ladies and Gentlemen:

Reference hereby is made to (a) the Financing Agreement, dated as of December 23, 2019 (such agreement, as amended, restated, supplemented, modified or otherwise changed from time to time, including any replacement agreement therefor, being hereinafter referred to as the “Financing Agreement”) by and among Mondee Holdings, LLC, a Delaware limited liability company (the “Parent”), each subsidiary of the Parent listed as a “Borrower” on the signature pages thereto (together with each other Person that executes a joinder agreement and becomes a “Borrower” thereunder, each a “Borrower” and collectively, the “Borrowers”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto (together with the Parent and each other Person that executes a joinder agreement and becomes a “Guarantor” thereunder, each a “Guarantor” and collectively, the “Guarantors”, and together with the Borrowers, each a “Grantor” and collectively, the “Grantors”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”) and TCW Asset Management Company LLC, a Delaware limited liability company (“TCW”), as agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Agent”) and (b) the Pledge and Security Agreement, dated as of December 23, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), made by the Grantors from time to time party thereto in favor of the Agent. Capitalized terms defined in the Financing Agreement or the Security Agreement and not otherwise defined herein are used herein as defined in the Financing Agreement or the Security Agreement.

SECTION 1. Grant of Security. Each of the undersigned hereby grants to the Agent, for the ratable benefit of each Secured Party, a security interest in, all of its right, title and interest in and to all of the Collateral (as defined in the Security Agreement) of the undersigned, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising, including, without limitation, the property and assets of the undersigned set forth on the attached supplemental schedules to the Schedules to the Security Agreement.

SECTION 2. Security for Obligations. The grant of a security interest in the Collateral by the undersigned under this Security Agreement Supplement and the Security Agreement secures the payment of all Secured Obligations of the undersigned now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. Without limiting the generality of the

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foregoing, each of this Security Agreement Supplement and the Security Agreement secures the payment of all amounts that constitute part of the Secured Obligations and that would be owed by the undersigned to the Agent or any Secured Party under the Loan Documents but for the fact that such Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Grantor.

SECTION 3. Supplements to Security Agreement Schedules. The undersigned have attached hereto supplemental Schedules I through VIII to Schedules I through VIII, respectively, to the Security Agreement, and the undersigned hereby certifies, as of the date first above written, that such supplemental Schedules have been prepared by the undersigned in substantially the form of the equivalent Schedules to the Security Agreement, and such supplemental Schedules include all of the information required to be scheduled to the Security Agreement and do not omit to state any information material thereto.

SECTION 4. Representations and Warranties. Each of the undersigned hereby makes each representation and warranty set forth in Section 5 of the Security Agreement (as supplemented by the attached supplemental Schedules) to the same extent as each other Grantor.

SECTION 5. Obligations Under the Security Agreement. Each of the undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors. Each of the undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an “Additional Grantor” or a “Grantor” shall also mean and be a reference to the undersigned.

SECTION 6. Governing Law. This Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 7. Loan Document. In addition to and without limitation of any of the foregoing, this Security Agreement Supplement shall be deemed to be a Loan Document and shall otherwise be subject to all of terms and conditions contained in Sections 12.10 and 12.11 of the Financing Agreement, mutatis mutandi.

[Signature Pages Follow]

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Very truly yours,

COSMOPOLITAN TRAVEL SERVICE, INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: Chief Executive Officer

COSMOPOLITAN TRAVEL SERVICES INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: Chief Executive Officer

[Signature Page to Security Agreement Supplement]

Acknowledged and Agreed:

TCW ASSET MANAGEMENT COMPANY LLC,
as Agent

By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

[Signature Page to Security Agreement Supplement]

Schedule I

Legal Name; Organization; ID Number

	Name (i)	State of Incorporation (ii)	Type of Org (iii)	Org ID (iv)
1	COSMOPOLITAN TRAVEL SERVICES Inc.	New York	Corporation	4077746
2	COSMOPOLITAN TRAVEL SERVICE, INC.	Michigan	Corporation	800033976

Schedule II

Trade Names; Registered Intellectual Property

Trade Names/Fictitious Name:

	Company Name	Trade names presently used	Former trade names
1	COSMOPOLITAN TRAVEL SERVICE, INC.	Cosmopolitan Travel Service-Chicago; Cosmopolitan Travel Service, MI

Material Licenses:

None.

Registered Intellectual Property:

Trademarks:

Description	Serial Number	Registration Number	Expiration Date	Notes on Ownership
FARESWATTER	88392003	(Filed 4/18/19)		Owner COSMOPOLITAN TRAVEL SERVICE, INC.
FARESWAT	88391993	(Filed 4/18/19)		Owner COSMOPOLITAN TRAVEL SERVICE, INC.
HERO	88385388	(Filed 4/15/19)		Owner COSMOPOLITAN TRAVEL SERVICE, INC.

Patents:

None.

Copyrights:

None.

Schedule III

Addresses for Equipment, Fixtures, Inventory and other Goods; Chief Executive Office and Place of Business Addresses

Addresses for Equipment, Fixtures, Inventory and other Goods:

	Company/Borrower	Location Name	Address (a)	Leased
1	COSMOPOLITAN TRAVEL SERVICE, INC.	CTS-McEwen	4099 McEwen, Dallas, TX 75244	Leased
	COSMOPOLITAN TRAVEL SERVICE, INC.	CTS-SWrwy	7322 SW Frwy, Houston, TX, 77074	Leased
	COSMOPOLITAN TRAVEL SERVICE, INC.	CTS-SatelliteBoulevard	3483 Satellite Boulevard, Duluth, GA 30096	Leased
	COSMOPOLITAN TRAVEL SERVICE, INC.	CTS-WestCenturyBoulevard	5777 West Century Boulevard, Suite 1590, Los Angeles, CA 90045	Leased
	COSMOPOLITAN TRAVEL SERVICE, INC.	CTS-WaklandOarkPlvdBuite	7771 W. Oakland Park Blvd., Suite 160, Sunrise, FL 33351	Leased
	COSMOPOLITAN TRAVEL SERVICE, INC.	CTS-NincolnLveAuite	7301 N. Lincoln Ave., Suite 130, Lincolnwood, IL 60712	Leased
	COSMOPOLITAN TRAVEL SERVICE, INC.	CTS-GreaterMackAvenueStClair	22309 Greater Mack Avenue, St. Clair, Shores, MI 48080	Leased
	COSMOPOLITAN TRAVEL SERVICE, INC.	CTS-GreaterMackAvenueStClair	22313 Greater Mack Avenue, St. Clair, Shores, MI 48080	Leased
2	COSMOPOLITAN TRAVEL SERVICES Inc.	CTS-West 35	248 West 35th Street, Suite 501, New York, NY 10001	Leased
	COSMOPOLITAN TRAVEL SERVICES Inc.	CTS-18 Vari	Anargirountos 18 Vari, 16672 Greece	Leased
	COSMOPOLITAN TRAVEL SERVICES Inc.	CTS-18 20 Vari	Anargirountos 18-20 Vari, 16672 Greece	Leased
	COSMOPOLITAN TRAVEL SERVICES Inc.	CTS-Athens	Stadiou 5, 5th floor Suite 516, Athens Greece	Leased

a. Location of the chief executive office:
	Company/Borrower	Location Name	Address	County/State/ZIP
1	COSMOPOLITAN TRAVEL SERVICES Inc.	CTS NY Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404
2	COSMOPOLITAN TRAVEL SERVICE, INC.	CTS MI Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404

b. Location of chief place of business
	Company/Borrower	Location Name	Address	County/State/ZIP
1	COSMOPOLITAN TRAVEL SERVICES Inc.	CTS NY Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404
2	COSMOPOLITAN TRAVEL SERVICE, INC.	CTS MI Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404

c. Location of books & records
	Company/Borrower	Location Name	Address	County/State/ZIP
1	COSMOPOLITAN TRAVEL SERVICES Inc.	CTS NY Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404
2	COSMOPOLITAN TRAVEL SERVICE, INC.	CTS MI Headquarters	951 Mariners Island Blvd., Ste. 130	San Mateo, CA 94404

Schedule IV

Deposit Accounts; Securities Accounts; Commodities Accounts

Deposit Accounts:

	Company/Borrower	Financial Institution	Purpose	Account Number
1	COSMOPOLITAN TRAVEL SERVICE, INC.	Comerica Bank (Detroit) 21303 Mack Ave., Grosse pointe Woods, MI 48236	Deposit	[***]
2	COSMOPOLITAN TRAVEL SERVICE, INC.	Comerica Bank (Detroit) 21303 Mack Ave., Grosse pointe Woods, MI 48236	Deposit	[***]
3	COSMOPOLITAN TRAVEL SERVICE, INC.	Comerica Bank (Detroit) 21303 Mack Ave., Grosse pointe Woods, MI 48236	Deposit	[***]
4	COSMOPOLITAN TRAVEL SERVICE, INC.	Comerica Bank (Detroit) 21303 Mack Ave., Grosse pointe Woods, MI 48236	Deposit	[***]
5	COSMOPOLITAN TRAVEL SERVICE, INC.	Comerica Bank (Florida) 21303 Mack Ave., Grosse pointe Woods, MI 48236	Deposit	[***]
6	COSMOPOLITAN TRAVEL SERVICE, INC.	Comerica Bank (Los Angeles) 21303 Mack Ave., Grosse pointe Woods, MI 48236	Deposit	[***]
7	COSMOPOLITAN TRAVEL SERVICE, INC.	Fifth Third Bank (Chicago) 6401 N. Lincoln Ave., Lincolnwood, IL 60712	Deposit	[***]
8	COSMOPOLITAN TRAVEL SERVICES Inc.	Bank of America (New York) 252 Rock Rd., Glen Rock, NJ 07452	Deposit	[***]
9	COSMOPOLITAN TRAVEL SERVICE INC. (GA)[1]	Bank of America (Atlanta) 3030 Windy Hill Rd. SE, Marietta, GA 30067	Deposit	[***]
10	COSMOPOLITAN TRAVEL SERVICE, INC.	Bank of America (Houston) 3030 Windy Hill Rd. SE, Marietta, GA 30067	Deposit	[***]
11	COSMOPOLITAN TRAVEL SERVICE, INC.	Bank of America (San Gabriel) 102 E. Las Tunas Dr., San Gabriel, CA 91776	Deposit	[***]
12	COSMOPOLITAN TRAVEL SERVICE, INC.	Bank of America (Chicago) 7179 N. Lincoln Ave., Lincolnwood, IL 60712	Deposit	[***]
13	COSMOPOLITAN TRAVEL SERVICE, INC.	Merrill Lynch (Wealth Management) 2600 West Big Beaver RD., Troy, MI 48084	Deposit	[***]

[1]	This account may not have been administratively transferred from the dissolved Georgia entity, but will be transferred as part of the acquisition.

	Company/Borrower	Financial Institution	Purpose	Account Number
14	COSMOPOLITAN TRAVEL SERVICE, INC.	Bank of America (Chicago)[2] 7179 N. Lincoln Ave., Lincolnwood, IL 60712	Charitable	[***]

Securities Accounts:

None.

Commodities Accounts:

None.

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This account has been established to raise funds for the benefit of an ill employee and all such funds will be remitted to such employee, and all such funds will be remitted to such employee. CTS is in the process of transferring title to this account to the employee.

Schedule V

UCC Financing Statements

Name of Grantor	Filing Office
COSMOPOLITAN TRAVEL SERVICES Inc.	New York
COSMOPOLITAN TRAVEL SERVICE, INC.	Michigan

Schedule VI

Commercial Tort Claims

None.

Schedule VII

Pledged Debt

None.

Schedule VIII

Pledged Equity

Name of Entity/Issuer	Jurisdiction	Owner/Pledgor	Percentage Ownership	Percentage Pledged	Authorized Equity Interests	Equity Interests Pledged
COSMOPOLITAN TRAVEL SERVICES Inc.	MI	Mondee, Inc.	[***]	[***]	[***] Class A Voting [***] Class B Non- voting”	[***] Class A Voting [***] Class B Non- voting
COSMOPOLITAN TRAVEL SERVICE, INC.	NY	Mondee, Inc.	[***]	[***]	[***] Common	[***] Common
COSMOPOLITAN TRAVEL SERVICE, INC.	NY	COSMOPOLITAN TRAVEL SERVICES Inc.	[***]	[***]	[***] Common	[***] Common
LETO TRAVEL SERVICE INC.	Ontario, Canada	Mondee, Inc.	[***]	[***]	[***] Common	[***] Common